Exhibit 10.3
VOLCANO CORPORATION
2005 EQUITY COMPENSATION PLAN
     The purpose of the Volcano Corporation 2005 Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of Volcano Corporation (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries, and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards (including restricted stock units), and stock appreciation rights. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.
     1. Administration
     (a) Committee. The Plan shall be administered and interpreted by the members of the Compensation Committee of the Board (the “Committee”), which (i) shall consist of “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) shall have the authority set forth below.
     (b) Committee Authority. The Committee or its delegate shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan; (ii) determine the type, size, and terms of the grants to be made to each such individual; (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant; and (v) deal with any other matters arising under the Plan. However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors.
     (c) Committee Determinations. The Committee or its delegate shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s or its delegate’s interpretations of the Plan and all determinations made by the Committee or its delegate pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee or its delegate shall be executed in its or their sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     (d) Other Equity Awards. The terms of this Plan shall not impact or govern the administration by the Company or the rights of any holders of an option or stock award granted pursuant to the Volcano Corporation 2000 Long Term Incentive Plan, as amended (the “2000 Plan”). Unless otherwise provided by the Company and agreed to by the recipient of an award under the 2000 Plan, all awards granted pursuant to the 2000 Plan shall continue to be governed by the terms of such plan.
     (e) No Repricings. Notwithstanding anything in this Plan to the contrary, with respect to Options held by a person subject to Section 16 of the Exchange Act, in no event may the Board, the Committee or its or their delegate (i) amend or modify an Option in a manner that would reduce the exercise price of such Option; (ii) substitute an Option for another Option with a lower exercise price; (iii) cancel an Option and issue a new Option with a lower exercise price to the holder of the cancelled Option within six (6) months following the date of the cancellation of the cancelled Option; or (iv) cancel an outstanding Option that is under water (i.e., for which the Fair Market Value, as defined below, of the underlying Shares is less than the Option’s Exercise Price, as defined below) for the purpose of granting a replacement Grant (as defined below) of a different type.
     2. Grants
     (a) Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), restricted stock units as described in Section 6 (“Restricted Stock Units”), and Stock Appreciation Rights described in Section 7 (“SARs”) (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan and as specified in the individual grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determination of the Committee or its delegate shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the grantees.
     3. Shares Subject to the Plan
     (a) Shares Authorized. Subject to adjustment as described below, (i) the maximum aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under any forms of Grants under the Plan is six million four hundred seventy eight thousand eight hundred and fourteen (6,478,814) shares minus the sum of (A) such number of shares subject to stock options granted under the 2000 Plan, which stock options are issued and outstanding or issued and exercised and (B) such number of shares subject to stock awards granted under the 2000 Plan and not forfeited or repurchased, (ii) the maximum aggregate number of shares of Company

Stock that may be issued under the Plan under Incentive Stock Options is the number of shares calculated under Section 3(a)(i) above, and (iii) the maximum aggregate number of shares of Company Stock that may be issued under the Plan under Awards other than Options is the lesser of (A) one million six hundred thousand (1,600,000) shares minus such number of stock awards granted under the 2000 Plan and not forfeited or repurchased and (B) the number of shares calculated under Section 3(a)(i) above. For purposes of this Section 3(a), stock appreciation rights to be settled in shares of Company Stock shall be counted in full against the number of shares of Company Stock available for award under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the stock appreciation right. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be the lesser of (A) one million (1,000,000) shares and (B) the number of shares calculated under Section 3(a)(i) above, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or if any Stock Awards (including restricted Stock Awards received upon the exercise of Options) are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations (“Section 260.140.45”), the total number of shares of Company Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.
     (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; (ii) by reason of a merger, reorganization, or consolidation; (iii) by reason of a reclassification or change in par value; or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants shall be appropriately adjusted by the Committee or its delegate to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share. Any adjustments determined by the Committee or its delegate shall be final, binding, and conclusive.
     4. Eligibility for Participation
     (a) Eligible Persons. All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its parents or subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
     (b) Selection of Grantees. The Committee or its delegate shall select the Employees, and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant. The Board shall select the Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant of a Non-Employee Director. Employees, Key Advisors, and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”
     5. Granting of Options
     The Company may grant an Option to an Employee, Non-Employee Director, or Key Advisor. The following provisions are applicable to Options.
     (a) Number of Shares. The Company shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors, and Key Advisors.
     (b) Type of Option and Price.
          (i) Incentive Stock Options are intended to satisfy the requirements of Section 422 of the Code. Nonqualified Stock Options are not intended to so qualify. Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors, and Key Advisors.
          (ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than one hundred ten percent (110%) of the Fair Market Value of Company Stock on the date of grant.
          (iii) So long as the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth below, the Fair Market Value per share shall be as determined by the Committee. If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Company determines.
     (c) Option Term. The term of any Option shall not exceed seven (7) years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five (5) years from the date of grant.
     (d) Exercisability of Options.
          (i) Options shall become exercisable in accordance with such terms and conditions of the Plan and specified in the Grant Instrument. The Committee or its delegate may accelerate the exercisability of any or all outstanding Options at any time for any reason.
          (ii) The Company may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, and (iii) any other restrictions determined by the Company.
     (e) Grants to Non-Exempt Employees. Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than one hundred percent (100%) of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six (6) months after the date of grant (except that such Options may become exercisable upon the Grantee’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

     (f) Termination of Employment, Disability, or Death.
          (i) For purposes of this Section 5(f) and Section 6:
     (A) The term “Employer” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Board.
     (B) “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options or SARs and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board).
     (C) “Disability” shall mean the inability to perform the duties of an employee’s position for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.
     (D) “Misconduct” means cause or misconduct as defined in any employment agreement between the Grantee and the Company or an affiliate in effect at the time of the Grantee’s termination of employment, or, in the absence of any such employment agreement, any of the following (i) conviction of the Grantee by a court of competent jurisdiction of any felony or a crime involving moral turpitude; (ii) the Grantee’s knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or its affiliate; (iii) the Grantee’s continued failure or refusal to faithfully and diligently perform the usual, customary duties of his employment with the Company or its affiliate; (iv) the Grantee’s continuously conducting him or herself in an unprofessional, unethical, immoral or fraudulent manner; or (v) the Grantee’s conduct discredits the Company or any affiliate or its detrimental to the reputation, character and standing of the Company or any affiliate.
          (ii) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Key Advisor or member of the Board, In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, termination for Misconduct, or as set forth in subsection 5(f)(vi) of this Plan, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within ninety (90) days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.
          (iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination by the Employer for Misconduct or if the Grantee breaches his or her employment agreement with the Employer, any Option held by the Grantee shall terminate on the date on which the Grantee ceases to be employed by, or provide service to, the Employer or the date on which such Option would otherwise expire, if earlier. In addition, notwithstanding any other provisions of this Section 5, if the Company determines that the Grantee has engaged in conduct that constitutes Misconduct or has breached his or her employment agreement at any time while the Grantee is or was employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall terminate as of the date on which such Misconduct first occurred, or the date on which such Option would otherwise expire, if earlier. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.
          (iv) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.
          (v) If the Grantee dies while employed by, or providing service to, the Employer, all of the unexercised outstanding Options of Grantee shall become immediately exercisable and remain exercisable for a period of one (1) year from his or her date of death, but in no event later than the date of expiration of the Option term. If the Grantee dies within ninety (90) days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(ii) above (or within such other period of time as may be specified by the Company), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.
          (vi) Notwithstanding anything herein to the contrary, to the extent that any Company-sponsored plan or arrangement, or any agreement to which the Company is a party provides for a longer exercise period for a Grantee’s Options under applicable circumstances than the exercise period that is provided for in this Section 5(f) under those circumstances, then the exercise period set forth in such plan, arrangement or agreement applicable to such circumstances shall apply in lieu of the exercise period provided for in this Section 5(f). In no event, however, may such exercise period continue past the end of the term of the Option as set forth in this Plan.
     (g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The

Grantee shall pay the Exercise Price for an Option in cash, or, to the extent permitted by the Committee, (i) with payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (ii) by such other method as the Committee may approve. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8).
     (h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds One Hundred Thousand Dollars ($100,000), then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code) of the Company.
     6. Stock Awards
     The Company may transfer shares of Company Stock or cash to an Employee, Non-Employee Director, or Key Advisor under a Stock Award. The following provisions are applicable to Stock Awards:
     (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions. In the case of Stock Awards issued prior to the date, if any, on which the Company Stock covered by this Plan have been registered under the Securities Act of 1933, as amended of 1933, as amended (the“Securities Act”), the per share valuation or purchase price shall be no less than 100% of the Fair Market Value per share of the Company Stock on the date of grant. Restrictions on Stock Awards shall lapse over a period of time or according to such other criteria asset forth in the Grant Instrument. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”
     (b) Number of Shares. The Grant Instrument shall set forth the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
     (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Company may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
     (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of the Stock Award except to a successor under Section 9(a). Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Company may determine that it will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.
     (e) Right to Vote and to Receive Dividends. Except as otherwise determined by the Committee or its delegate, during the Restriction Period, the Grantee shall not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares.
     (f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions. The Company may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
     (g) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Awards granted to an Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code. The provisions of this paragraph (g) shall apply to Stock Awards that are to be considered “qualified performance-based compensation” under Section 162(m) of the Code.
          (i) Performance Goals. When Stock Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance goals must be met (the “Performance Period”), (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and Section
162(m) of the Code. The performance goals may relate to the Employee’s business unit or the performance of the Company and its parents and subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.
          (ii) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) ninety (90) days after the beginning of the Performance Period or (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.
          (iii) Maximum Payment. If Stock Awards, measured with respect to the Fair Market Value of Company Stock, are granted, not more than the lesser of (A) one million (1,000,000) shares of Company Stock and (B) the number of shares of Company Stock calculated under Section 3(a)(i) above may be granted to an Employee under the Stock Award for any Performance Period.
          (iv) Announcement of Grants. The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company’s financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards for the Performance Period shall be forfeited or shall not be made, as applicable.
          (v) Death, Disability or Other Circumstances. The Committee may provide that Stock Awards shall be payable or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Grantee’s death or Disability during the Performance Period, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.
     (h) Restricted Stock Units. The Committee or its delegate may grant restricted stock units (“Restricted Units”) to an Employee or Key Advisor. Each Restricted Unit shall represent the right of the Grantee to receive an amount in cash or Common Stock (as determined by the Committee or its delegate) based on the value of the Restricted Unit, if performance goals established by the Committee are met or upon the lapse of a specified vesting period. A Restricted Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee or its delegate deems appropriate. The Committee or its delegate shall determine the number of Restricted Units to be granted and the requirements applicable to such Restricted Units. All such Restricted Units shall comply with Section 409A of the Code.
     7. Stock Appreciation Rights
     The Company may grant SARs to an Employee, Non-Employee Director, or Key Advisor. The following provisions are applicable to SARs.
     (a) General Requirements. The Company may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. Unless otherwise specified in the Grant Instrument, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.
     (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.
     (c) Exercisability. A SAR shall be exercisable during the period specified in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified. The Company may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
     (d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have a base amount not less than one hundred percent (100%) of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six (6) months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
     (e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in Company Stock. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a). For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. Notwithstanding anything to the contrary, the Company may pay the appreciation of a SAR in the form of cash, shares of Company Stock, or a combination of the two, so long as the ability to pay such amount in cash does not result in the Grantee incurring taxable income related to the SAR prior to the Grantee’s exercise of the SAR.

     (f) Number of SARs Authorized for Issuance. For purposes of 3(a) of the Plan, stock appreciation rights to be settled in shares of Company Stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the stock appreciation right.
     8. Withholding of Taxes
     (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state, and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state, or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from Grant proceeds or other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants. Grants under the plan may also be subject to taxation by various governmental entities outside of the United States. Except as otherwise required by law, the Participant shall be solely responsible for payment of any such taxes payable to governmental entities outside of the United States.
     (b) Election to Withhold Shares. If the Company so permits, a Grantee may elect to satisfy the Employer’s income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state, and local tax liabilities. The election must be in a form and manner prescribed by the Company.
     9. Transferability of Grants
     (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.
     (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Grant Instrument may provide that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
     10. Change in Control of the Company
     (a) “Change in Control” means the determination (which may be made effective as of a particular date specified by the Board) by the Board, made by a majority vote that a change in control has occurred, or is about to occur. Such a change shall not include, however, a restructuring, reorganization, merger or other change in capitalization in which the Persons who own an interest in the Company on the date hereof (the “Current Owners”) (or any individual or entity which receives from a Current Owner an interest in the Company through will or the laws of descent and distribution) maintain more than a fifty percent (50%) interest in the resultant entity. Regardless of the vote of the Board or whether or not the Board votes, a Change in Control will be deemed to have occurred as of the first day any one (1) or more of the following subsections shall have been satisfied:
     (b) Any Person (other than the Person in control of the Company as of the date of this Plan, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a company owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than thirty-five percent (35%) of the combined voting power of the Company’s then outstanding securities; or
     (c) The stockholders of the Company approve:
          (i) A plan of complete liquidation of the Company;
          (ii) An agreement for the sale or disposition of all or substantially all of the Company’s assets; or
          (iii) A merger, consolidation or reorganization of the Company with or involving any other company, other than a merger, consolidation or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.
     (d) However, in no event shall a Change in Control be deemed to have occurred, with respect to a Grantee, if the Employee is part of a purchasing group which consummates the Change in Control transaction. A Grantee shall be deemed “part of the purchasing group” for purposes of the preceding sentence if the Grantee is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than five percent (5%) of the voting securities of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise deemed not to be significant, as determined prior to the Change in Control by a majority of the non-employee continuing Directors of the Board).
     11. Consequences of a Change in Control
     (a) Notice and Acceleration. Upon a Change in Control, unless the Company determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change in Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse.
     (b) Assumption of Grants. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), each Grantee shall have the right to elect within thirty (30) days of receiving the notice described in paragraph (a) immediately above one (1) of the following methods of treating his or her outstanding Options, SARs, and Stock Awards: (i) all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or stock appreciation rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Stock Awards shall be converted to Stock Awards of the surviving corporation (or a parent or subsidiary of the surviving corporation); or (ii) each Grantee may surrender his or her outstanding Options, SARs, or Stock Awards in exchange for a payment by the Company, in cash or Company Stock (as elected by the Grantee) in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock underlying the Option or SAR exceeds the Exercise Price of the Grantee’s unexercised Options or the based amount of the Grantee’s unexercised SARs or for the then Fair Market Value of shares of Company Stock underlying the Grantee’s Stock Awards.
     12. Requirements for Issuance or Transfer of Shares
     (a) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with. Any Grant made shall be conditioned on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
     (b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the thirty (30) day period preceding and the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     13. Amendment and Termination of the Plan
     (a) Amendment. The Board or its delegate may amend or terminate the Plan at any time; provided, however, that neither the Board nor its delegate shall have the authority to amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.
     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth (10th) anniversary of its effective date, unless the Plan is terminated earlier by the Company or is extended by the Company with the approval of the stockholders.
     (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Company acts under Section 20(b). The termination of the Plan shall not impair the power and authority of the Company with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.
     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
     14. Funding of the Plan
     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.
     15. Rights of Participants
     Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director, or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
     16. No Fractional Shares
     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Company shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     17. Headings
     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.
     18. Effective Date of the Plan
     The Plan shall be effective on                               , 2005. If required by applicable law, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the applicable law.
     19. Information and Documents to Grantees. Prior to the date, if any, upon which the Company Stock covered by this Plan becomes registered under the Securities Act, and if required by the applicable laws, the Company shall provide financial statements at least annually to each Grantee and to each individual who acquired Grants pursuant to the Plan, during the period such Grantee has one or more Options or SARs outstanding, and in the case of an individual who acquired shares of Company Stock pursuant to the Plan, during the period such individual owns such shares. The Company shall not be required to provide such information if the issuance of Grants under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.
     20. Miscellaneous
     (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Company to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Company may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the parent or any of their subsidiaries in substitution for a stock option or Stock Awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Company shall prescribe the provisions of the substitute grants.
     (b) Compliance with Law. The Plan, the exercise of Options and SARs, and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the

Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of Section 162(m) of the Code and Section 422 of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Company may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Company may also adopt rules regarding the withholding of taxes on payments to Grantees. The Company may, in its sole discretion, agree to limit its authority under this Section.
     (c) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, Grants may be made on such terms and conditions as the Company deems appropriate to comply with the laws of the applicable countries, and the Company may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.
     (d) Governing Law. The validity, construction, interpretation, and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof.
     Volcano Corporation
     /s/ Scott Huennekens

VOLCANO CORPORATION
2005 EQUITY COMPENSATION PLAN
NONQUALIFIED OPTION GRANT
     The Board of Directors of Volcano Corporation has determined to grant to you nonqualified stock options under the Volcano Corporation 2005 Equity Compensation Plan (the “Plan”). The terms of the grant are set forth in the Nonqualified Option Grant Agreement provided to you (the “Grant”). The following provides a summary of the key terms of the Grant; however, you should read the entire Grant, along with the terms of the Plan, to fully understand the Grant.
SUMMARY OF NONQUALIFIED OPTION GRANT

Grantee:

Date of Grant:

Vesting Schedule:

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Options Granted:

Term/Expiration Date:

VOLCANO CORPORATION
2005 EQUITY COMPENSATION PLAN
NONQUALIFIED OPTION GRANT AGREEMENT
     This NONQUALIFIED OPTION GRANT AGREEMENT (the “Agreement”), dated as of , (the “Date of Grant”), is delivered by Volcano Corporation (the “Company”) to      (the “Grantee”).
RECITALS
     A. The Volcano Corporation 2005 Equity Compensation Plan (the “Plan”) provides for the grant of nonqualified stock options to purchase shares of common stock of the Company (“Shares”). The Board of Directors of the Company (the “Board”) has decided to make a nonqualified stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders. A copy of the Plan is attached.
     B. The Plan is administered by the Compensation Committee of the Board. All references in this Agreement to the “Board” shall be deemed to refer to the Compensation Committee.
     NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:
1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase (     ) Shares at an exercise price of       ($     ) per Share. The Option shall become exercisable according to Paragraph 2 below.
2. Exercisability of Option. This Option shall be immediately exercisable in full as to all of the Shares.
3. Term of Option.
     (a) The Option shall have a term of seven years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.
     (b) Unless a later termination date is provided for in a Company-sponsored plan, policy or arrangement, or any agreement to which the Company is a party (as provided in Section 5(f)(vi) of the Plan), the Option shall automatically terminate upon the happening of the first of the following events:
     (i) The expiration of the 90-day period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death, Misconduct (as defined in the Plan), or breach of an employment agreement.
     (ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

     (iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the Grantee ceases to be so employed or provide such services on account of a termination described in subparagraph (i) above.
     (iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer due to Misconduct or breach of an employment agreement. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Company determines that the Grantee has engaged in conduct that constitutes Misconduct or breach of an employment agreement at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s employment or service terminates, the Option shall terminate as of the date on which such Misconduct or breach first occurred.
Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the seventh anniversary of the Date of Grant. Any portion of the Option that is not vested at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.
4. Exercise Procedures.
     (a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. The Grantee shall pay the exercise price (i) in cash, (ii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iii) by such other method as the Board may approve. The Board may impose from time to time such limitations as it deems appropriate on the use of Shares to exercise the Option.
     (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Company, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Company deems appropriate.
     (c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to approval of the Company, the Grantee may elect to satisfy any income tax withholding obligation with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state, and local tax liabilities.
5. Change in Control. The provisions of the Plan applicable to a Change in Control (as defined in the Plan) shall apply to the Option, and, in the event of a Change in Control, the Board may take such actions as it deems appropriate pursuant to the Plan.
6. Restrictions on Exercise. Except as the Company may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime. After the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.
7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations, and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) changes in capitalization of the Company, and (iii) other requirements of applicable law. The Board shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
8. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.
9. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until the Shares have been issued and recorded upon exercise of the Option.
10. Assignment and Transfers. Except as the Board may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered, or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution, or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates.
11. Applicable Law. The validity, construction, interpretation, and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws provisions thereof.
12. Notice. Any notice to the Company provided for in this Agreement shall be addressed to Director of Human Resources in Rancho Cordova, California, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
13. Grantee Restriction Agreement. Concurrently herewith, the Grantee has executed and delivered to the Company a Grantee Restriction Agreement in substantially the form of Exhibit “A” to this Agreement.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

VOLCANO CORPORATION

By:

Name:	Scott Huennekens

Title:	President & Chief Executive Officer
I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Board shall be final, binding, and conclusive.

Grantee:

Date:

CONSENT OF SPOUSE
     The undersigned, the spouse of the Grantee under the foregoing Nonqualified Option Grant Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of common stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.

Dated:

Grantee’s Spouse:

Print Name:

EXHIBIT A
VOLCANO CORPORATION
GRANTEE RESTRICTION AGREEMENT
     THIS GRANTEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of      between VOLCANO CORPORATION, a Delaware corporation (the “Company”), and (“Grantee”).
R E C I T A L S:
     WHEREAS, Grantee owns as of the date hereof an option (the “Option”) granted by the Company to purchase all or any part of an aggregate of       (     ) shares (the “Shares”) of the Common Stock of the Company at a price of       ($     ) per Share. The term “Shares” refers to all shares acquired or which could be acquired pursuant to such Option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.
     THE PARTIES AGREE AS FOLLOWS:
     1. Company’s Right to Repurchase Upon Termination of Employment.
          1.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”). If the Grantee ceases to be employed by or provide services to the Company or an affiliate for any reason whatsoever (the “Employment Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Grantee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Grantee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company’s rights under this Section 1.1 shall be freely assignable, in whole or in part.
          1.2 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Grantee within ninety (90) days from the date on which the Company learns of the Employment Termination. If the Company exercises its Right of Repurchase, the Grantee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Employment Termination), pursuant to the provisions of Section 1.3 of this Agreement, the total repurchase price to the Grantee.
          1.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.
          1.4 Binding Effect. The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, or legatee of the Grantee.

     2. Company’s Right of First Refusal Respecting Shares.
          2.1 Right of First Refusal. Subject to Section 2.5, in the event that the Grantee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares. Grantee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Grantee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company (the “Board”) prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 2.1 shall be freely assignable, in whole or in part.
          2.2 Transfer of Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Grantee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance by the Grantee with the procedure described in Section 2.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.
          2.3 Binding Effect of Right of First Refusal. The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.
          2.4 Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 2, the Company shall have no Right of First Refusal, and Grantee shall have no obligation to comply with the procedures in Sections 2.1 through 2.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.
          2.5 Limitations to Rights. Without regard and not subject to the provisions of Section 2.1;
               (a) The Grantee may sell or otherwise assign Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Grantee under this Agreement with respect to the transferred securities.

               (b) To the extent permitted by the Company, the Grantee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended.
     3. Involuntary Transfers. Subject to the provisions of Section 1 above, in the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (excluding upon death but including upon divorce or as a result of bankruptcy, attachment, levy execution, sequestration or garnishment) of all or any portion of the Shares by the record holder thereof, the Company shall have a right (but not an obligation) to acquire all or any of the Shares, and any such transferee shall be subject to and bound by the terms of this Section 3. Upon any such transfer, the transferee thereof shall immediately notify the Company in writing of such transfer. The right of the Company under this Section 3 to acquire any or all of the Shares so transferred shall terminate ninety (90) days following receipt of such notice from the transferee. If the Company elects to exercise such right as to any or all of the Shares, the Company shall notify the transferee in writing thereof within such ninety (90) day period, specifying therein the number of Shares to be so acquired (and, if less than all of the Shares so transferred, the specific Shares to be so acquired), accompanied by payment, in cash or by check, for the Shares being so acquired. The purchase price to be paid by the Company for the Shares to be so acquired shall be the sum of the fair market value per share thereof as of such date, as determined in good faith by the Board (which determination shall be final, binding and conclusive on the Company and the transferee). Upon receipt of the foregoing, the transferee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being acquired by the Company pursuant hereto. The Company’s rights under this Section 3 shall be freely assignable, in whole or in part.
     4. Stock Certificate Restrictive Legends. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:
“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES.”
“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”
     5. Tax Matters. With respect to the exercise of an Option for unvested Shares, an election shall be filed by the Grantee with the Internal Revenue Service, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (the “Code”) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase. In the case of a Nonqualified Stock Option, this will result in a recognition of taxable income to the Grantee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Grantee at the time or times on which the Company’s Right of Repurchase lapses. Grantee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the filing of the Election under

Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit A for reference. Grantee acknowledges that it is Grantee’s sole responsibility and not the Company’s to file timely the election under Section 83(b), even if Grantee requests the Company or its representative to make this filing on Grantee’s behalf.
     6. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.
     7. Damages. Grantee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.
     8. Governing Law and Forum Selection. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.
     9. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Grantee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:
VOLCANO CORPORATION
2870 Kilgore Road
Rancho Cordova, California 95670
Attention: Director of Human Resources
Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Grantee and related to this Agreement, if not delivered by hand, shall be mailed to Grantee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 9.
     10. Attorneys’ Fees. If any action or proceeding is brought by any party with respect to this Agreement or with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation, including without limitation attorneys’ fees, court costs and expert witness fees, to be paid by the losing party, in such amount as may be determined by the court having jurisdiction of such action.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VOLCANO CORPORATION

By:

Name:	Scott Huennekens

Its:	President & Chief Executive Officer
     Grantee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Grantee:

     Grantee’s spouse indicates by the execution of this Agreement his consent to be bound by the terms herein as to his interests, whether as community property or otherwise, if any, in the Shares.

Grantee’s Spouse:

SCHEDULE 1 OF THE
GRANTEE RESTRICTION AGREEMENT
     The Right of Repurchase (as defined in Section 1 of the Grantee Restriction Agreement) shall expire on with respect to 25% of the total number of Shares acquired or to be acquired, and thereafter with respect to an additional 1/36th of the remaining Shares at the end of each of the immediately following calendar months (the “Vesting Schedule”). During any period of leave of absence by the Grantee, as approved by the President of the Company in his or her sole discretion, the Vesting Schedule shall be tolled until such time as the Grantee’s approved leave of absence terminates. In no event shall the period of tolling of the Grantee’s Vesting Schedule extend the termination date of the Option as set forth in Section 3 of the Nonqualified Option Grant Agreement.
     In the event of a Change in Control (as defined in the Volcano Corporation 2005 Equity Compensation Plan (the “Plan”)), unless the Company determines otherwise, the Shares shall be treated as Stock Awards (as defined in the Plan) for purposes of Section 11 of the Plan, and the restrictions and conditions on all outstanding Shares shall immediately lapse.

INITIALED BY:	Volcano Corporation

By:

		Name:	Scott Huennekens

		Its:	President and Chief Executive Officer

Grantee:

VOLCANO CORPORATION
2005 EQUITY COMPENSATION PLAN
INCENTIVE STOCK OPTION GRANT
     The Board of Directors of Volcano Corporation has determined to grant to you incentive stock options under the Volcano Corporation 2005 Equity Compensation Plan (the “Plan”). The terms of the grant are set forth in the Incentive Stock Option Grant Agreement provided to you (the “Grant”). The following provides a summary of the key terms of the Grant; however, you should read the entire Grant, along with the terms of the Plan, to fully understand the Grant.
SUMMARY OF INCENTIVE STOCK OPTION GRANT

Grantee:

Date of Grant:

Vesting Schedule:

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Options Granted:

Term/Expiration Date:

VOLCANO CORPORATION
2005 EQUITY COMPENSATION PLAN
INCENTIVE STOCK OPTION GRANT AGREEMENT
     This INCENTIVE STOCK OPTION GRANT AGREEMENT (the “Agreement”), dated as of (the “Date of Grant”), is delivered by Volcano Corporation (the “Company”) to       (the “Grantee”).
RECITALS
     A. The Volcano Corporation 2005 Equity Compensation Plan (the “Plan”) provides for the grant of incentive stock options to purchase shares of common stock of the Company (“Shares”). The Board of Directors of the Company (the “Board”) has decided to make an incentive stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders. A copy of the Plan is attached.
     B. The Plan is administered by the Compensation Committee of the Board. All references in this Agreement to the “Board” shall be deemed to refer to the Compensation Committee.
     NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:
1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an incentive stock option (the “Option”) to purchase (      ) Shares at an exercise price of       ($       ) per Share. The Option shall become exercisable according to Paragraph 2 below.
2. Exercisability of Option. This Option shall be immediately exercisable in full as to all of the Shares.
3. Term of Option.
     (a) The Option shall have a term of seven years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.
     (b) Unless a later termination date is provided for in a Company-sponsored plan, policy or arrangement, or any agreement to which the Company is a party (as provided in Section 5(f)(vi) of the Plan), the Option shall automatically terminate upon the happening of the first of the following events:
     (i) The expiration of the 90-day period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death, Misconduct (as defined in the Plan), or breach of an employment agreement.
     (ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

     (iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the Grantee ceases to be so employed or provide such services on account of a termination described in subparagraph (i) above.
     (iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer due to Misconduct or breach of an employment agreement. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Company determines that the Grantee has engaged in conduct that constitutes Misconduct or breach of an employment agreement at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s employment or service terminates, the Option shall terminate as of the date on which such Misconduct or breach first occurred.
Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the seventh anniversary of the Date of Grant. Any portion of the Option that is not vested at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.
4. Exercise Procedures.
     (a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. The Grantee shall pay the exercise price (i) in cash, (ii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iii) by such other method as the Board may approve. The Board may impose from time to time such limitations as it deems appropriate on the use of Shares to exercise the Option.
     (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Company, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Company deems appropriate.
     (c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to approval of the Company, the Grantee may elect to satisfy any income tax withholding obligation with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.
5. Designation as Incentive Stock Option.
     (a) This Option is designated an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If, and to the extent that, the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.
     (b) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Grantee ceases to be an employee. The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.
     (c) The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant or (ii) one year after the exercise of the Option. The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.
6. Change in Control. The provisions of the Plan applicable to a Change in Control (as defined in the Plan) shall apply to the Option, and, in the event of a Change in Control, the Board may take such actions as it deems appropriate pursuant to the Plan.
7. Restrictions on Exercise. Except as the Company may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime. After the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.
8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations, and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) changes in capitalization of the Company, and (iii) other requirements of applicable law. The Board shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
9. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.
10. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until the Shares have been issued and recorded upon exercise of the Option.
11. Assignment and Transfers. Except as the Board may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution, or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates.
12. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws provisions thereof.
13. Notice. Any notice to the Company provided for in this Agreement shall be addressed to Director of Human Resources in Rancho Cordova, California, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
14. Grantee Restriction Agreement. Concurrently herewith, the Grantee has executed and delivered to the Company a Grantee Restriction Agreement in substantially the form of Exhibit “A” to this Agreement.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

VOLCANO CORPORATION

By:

Name:

Title:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Board shall be final, binding, and conclusive.

Grantee:

Date:

CONSENT OF SPOUSE
The undersigned, the spouse of the Grantee under the foregoing Incentive Stock Option Grant Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of common stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.
Dated:

Grantee’s Spouse:

Print Name:

EXHIBIT A
VOLCANO CORPORATION
GRANTEE RESTRICTION AGREEMENT
THIS GRANTEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of            between VOLCANO CORPORATION, a Delaware corporation (the “Company”), and (“Grantee”).
R E C I T A L S:
WHEREAS, Grantee owns as of the date hereof an option (the “Option”) granted by the Company to purchase all or any part of an aggregate of (       ) shares (the “Shares”) of the Common Stock of the Company at a price of        ($       ) per Share. The term “Shares” refers to all shares acquired or which could be acquired pursuant to such Option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.
THE PARTIES AGREE AS FOLLOWS:
     1. Company’s Right to Repurchase Upon Termination of Employment.
          1.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”). If the Grantee ceases to be employed by or provide services to the Company or an affiliate for any reason whatsoever (the “Employment Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Grantee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Grantee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company’s rights under this Section 1.1 shall be freely assignable, in whole or in part.
          1.2 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Grantee within ninety (90) days from the date on which the Company learns of the Employment Termination. If the Company exercises its Right of Repurchase, the Grantee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Employment Termination), pursuant to the provisions of Section 1.3 of this Agreement, the total repurchase price to the Grantee.
          1.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.
          1.4 Binding Effect. The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, or legatee of the Grantee.
     2. Company’s Right of First Refusal Respecting Shares.

          2.1 Right of First Refusal. Subject to Section 2.5, in the event that the Grantee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares. Grantee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Grantee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company (the “Board”) prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 2.1 shall be freely assignable, in whole or in part.
          2.2 Transfer of Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Grantee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance by the Grantee with the procedure described in Section 2.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.
          2.3 Binding Effect of Right of First Refusal. The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.
          2.4 Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 2, the Company shall have no Right of First Refusal, and Grantee shall have no obligation to comply with the procedures in Sections 2.1 through 2.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.
          2.5 Limitations to Rights. Without regard and not subject to the provisions of Section 2.1;
               (a) The Grantee may sell or otherwise assign Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Grantee under this Agreement with respect to the transferred securities.
               (b) To the extent permitted by the Company, the Grantee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended.

     3. Involuntary Transfers. Subject to the provisions of Section 1 above, in the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (excluding upon death but including upon divorce or as a result of bankruptcy, attachment, levy execution, sequestration or garnishment) of all or any portion of the Shares by the record holder thereof, the Company shall have a right (but not an obligation) to acquire all or any of the Shares, and any such transferee shall be subject to and bound by the terms of this Section 3. Upon any such transfer, the transferee thereof shall immediately notify the Company in writing of such transfer. The right of the Company under this Section 3 to acquire any or all of the Shares so transferred shall terminate ninety (90) days following receipt of such notice from the transferee. If the Company elects to exercise such right as to any or all of the Shares, the Company shall notify the transferee in writing thereof within such ninety (90) day period, specifying therein the number of Shares to be so acquired (and, if less than all of the Shares so transferred, the specific Shares to be so acquired), accompanied by payment, in cash or by check, for the Shares being so acquired. The purchase price to be paid by the Company for the Shares to be so acquired shall be the sum of the fair market value per share thereof as of such date, as determined in good faith by the Board (which determination shall be final, binding and conclusive on the Company and the transferee). Upon receipt of the foregoing, the transferee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being acquired by the Company pursuant hereto. The Company’s rights under this Section 3 shall be freely assignable, in whole or in part.
     4. Stock Certificate Restrictive Legends. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:
“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES.”
“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”
     5. Tax Matters. With respect to the exercise of an Option for unvested Shares, an election shall be filed by the Grantee with the Internal Revenue Service, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (the “Code”) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase. In the case of a Nonqualified Stock Option, this will result in a recognition of taxable income to the Grantee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Grantee at the time or times on which the Company’s Right of Repurchase lapses. In the case of an Incentive Stock Option, such an election will result in a recognition of income to the Grantee for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Grantee at the time or times on which the Company’s Right of Repurchase lapses. Grantee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit A for reference. Grantee acknowledges that it is Grantee’s sole responsibility and not the Company’s to file timely the election under Section 83(b), even if Grantee requests the Company or its representative to make this filing on Grantee’s behalf.
     6. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.
     7. Damages. Grantee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.
     8. Governing Law and Forum Selection. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.
     9. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Grantee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:
VOLCANO CORPORATION
2870 Kilgore Road
Rancho Cordova, California 95670
Attention: Director of Human Resources
Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Grantee and related to this Agreement, if not delivered by hand, shall be mailed to Grantee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 9.
     10. Attorneys’ Fees. If any action or proceeding is brought by any party with respect to this Agreement or with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation, including without limitation attorneys’ fees, court costs and expert witness fees, to be paid by the losing party, in such amount as may be determined by the court having jurisdiction of such action.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VOLCANO CORPORATION

By:
Name:
Its:
     Grantee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Grantee:

[Name]
     Grantee’s spouse indicates by the execution of this Agreement his consent to be bound by the terms herein as to his interests, whether as community property or otherwise, if any, in the Shares.

Grantee’s Spouse:

SCHEDULE 1 OF THE
GRANTEE RESTRICTION AGREEMENT
     The Right of Repurchase (as defined in Section 1 of the Grantee Restriction Agreement) shall expire on           with respect to 25% of the total number of Shares acquired or to be acquired, and thereafter with respect to an additional 1/36th of the remaining Shares at the end of each of the immediately following calendar months (the “Vesting Schedule”). During any period of leave of absence by the Grantee, as approved by the President of the Company in his or her sole discretion, the Vesting Schedule shall be tolled until such time as the Grantee’s approved leave of absence terminates. In no event shall the period of tolling of the Grantee’s Vesting Schedule extend the termination date of the Option as set forth in Section 3 of the Incentive Stock Option Grant Agreement.
     In the event of a Change in Control (as defined in the Volcano Corporation 2005 Equity Compensation Plan (the “Plan”)), unless the Company determines otherwise, the Shares shall be treated as Stock Awards (as defined in the Plan) for purposes of Section 11 of the Plan, and the restrictions and conditions on all outstanding Shares shall immediately lapse.

INITIALED BY:	Volcano Corporation

By:

Name:
Its:

Grantee:

[Name]

VOLCANO CORPORATION
2005 EQUITY COMPENSATION PLAN
RESTRICTED STOCK GRANT
     The Board of Directors of Volcano Corporation has determined to grant to you restricted stock under the Volcano Corporation 2005 Equity Compensation Plan (the “Plan”). The terms of the grant are set forth in the Restricted Stock Grant Agreement provided to you (the “Grant”). The following provides a summary of the key terms of the Grant; however, you should read the entire Grant, along with the terms of the Plan, to fully understand the Grant.
SUMMARY OF RESTRICTED STOCK GRANT

Grantee:

Date of Grant:

Vesting Schedule:

Vesting Commencement Date:

Total Number of Restricted Shares Granted:

Required Price Per Share

VOLCANO CORPORATION
2005 EQUITY COMPENSATION PLAN
RESTRICTED STOCK GRANT
     This RESTRICTED STOCK GRANT AGREEMENT (the “Agreement”), dated as of      (the “Date of Grant”), is delivered by Volcano Corporation (the “Company”) to       (the “Grantee”).
RECITALS
     A. The Volcano Corporation 2005 Equity Compensation Plan (the “Plan”) provides for the grant of restricted stock in accordance with the terms and conditions of the Plan. The Board of Directors of the Company (the “Board”) has decided to make a restricted stock grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders. A copy of the Plan is attached.
     B. The Plan is administered by the Compensation Committee of the Board. All references in this Agreement to the “Board” shall be deemed to refer to the Compensation Committee.
     NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:
1. Restricted Stock Grant. Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Grantee      (     ) shares of common stock of the Company, subject to the restrictions set forth below and in the Plan (“Restricted Stock”) [and acknowledges payment by the Grantee of      ($     ) ($       per share) for the Restricted Stock]. Shares of Restricted Stock may not be transferred by the Grantee or subjected to any security interest until the shares have become vested pursuant to this Agreement and the Plan.
2. Vesting and Nonassignability of Restricted Stock.
     (a) The shares of Restricted Stock shall become vested, and the restrictions described in Sections 2(b) and 2(c) shall lapse on       with respect to 25% of the total number of shares of Restricted Stock, and thereafter with respect to an additional 1/36th of the remaining shares of Restricted Stock at the end of each of the immediately following calendar months (the “Vesting Schedule”), assuming the Grantee continues to be employed by, or provide service to, of the Employer (as defined in the Plan) from the Date of Grant until the applicable vesting date. Notwithstanding the foregoing, during any period of leave of absence by the Grantee, as approved by the President of the Company in his or her sole discretion, the Vesting Schedule shall be tolled until such time as the Grantee’s approved leave of absence terminates.
The vesting of the Restricted Stock shall be cumulative, but shall not exceed 100 percent of the shares of Restricted Stock. If the foregoing schedule would produce fractional shares, the number of shares that vest shall be rounded down to the nearest whole share.
     (b) If the Grantee’s employment or service with the Employer terminates for any reason before the Restricted Stock is fully vested, the shares of Restricted Stock that are not then vested shall be forfeited and must be immediately returned to the Company.

     (c) During the period before the shares of Restricted Stock vest (the “Restriction Period”), the non-vested Restricted Stock may not be assigned, transferred, pledged, or otherwise disposed of by the Grantee. Any attempt to assign, transfer, pledge, or otherwise dispose of the shares contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the shares, shall be null, void and without effect.
3. Issuance of Certificates.
     (a) Certificates representing the Restricted Stock may be issued by the Company and held in escrow by the Company until the Restricted Stock vests, or the Company may hold non-certificated shares until the Restricted Stock vests. During the Restriction Period, the Grantee shall not receive any cash dividends with respect to the shares of Restricted Stock, may not vote the shares of Restricted Stock, and may not participate in any distribution pursuant to a plan of dissolution or complete liquidation of the Company.
     (b) When the Grantee obtains a vested right to shares of Restricted Stock, a certificate representing the vested shares shall be issued to the Grantee, free of the restrictions under Section 2 of this Agreement.
     (c) The obligation of the Company to deliver shares upon the vesting of the Restricted Stock shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Company, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant laws and regulations.
     (d) Stock certificates evidencing Restricted Stock may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND FORFEITURE SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”
“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”
     4. Change in Control. The provisions of the Plan applicable to a Change in Control (as defined in the Plan) shall apply to the Restricted Stock, and, in the event of a Change in Control, the Board may take such actions as it deems appropriate pursuant to the Plan.
     5. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant is subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) changes in capitalization of the Company, and (iii) other requirements of applicable law. The Board shall have the authority to interpret and construe the grant pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
6. Withholding. The Grantee shall be required to pay to the Company, or make other arrangements satisfactory to the Company to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the grant or vesting of the Restricted Stock. Subject to Board approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Restricted Stock by having shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state, local, and other tax liabilities.
7. Company’s Right of First Refusal Respecting Restricted Stock.
     (a) Right of First Refusal. Subject to Section 7(e), and after the shares of Restricted Stock have become vested pursuant to Section 2, in the event that the Grantee proposes to sell, pledge, or otherwise transfer any shares of Restricted Stock, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such shares of Restricted Stock. Grantee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of shares of Restricted Stock, including the number of shares of Restricted Stock proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Grantee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the shares of Restricted Stock subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 7(a) shall be freely assignable, in whole or in part.
     (b) Transfer of Restricted Stock. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Grantee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance by the Grantee with the procedure described in Section 7(a) of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of the shares of Restricted Stock on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the shares of Restricted Stock other than in cash, the Company shall have the option of paying for the shares of Restricted Stock by the discounted cash equivalent of the consideration described in the Transfer Notice.
     (c) Binding Effect of Right of First Refusal. The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of shares of Restricted Stock other than a transferee acquiring shares of Restricted Stock in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.

     (d) Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 1, the Company shall have no Right of First Refusal, and Grantee shall have no obligation to comply with the procedures in Sections 7(a) through (c) after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.
     (e) Limitations to Rights. Without regard and not subject to the provisions of Section 7(a);
          (i) The Grantee may sell or otherwise assign shares of Restricted Stock to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Grantee under this Agreement with respect to the transferred securities.
          (ii) To the extent permitted by the Company, the Grantee may sell or transfer shares of Restricted Stock in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the “Securities Act”).
8. Other Restrictions on Sale or Transfer of Shares.
     (a) The Grantee is acquiring the shares underlying this grant solely for investment purposes, with no present intention of distributing or reselling any of the shares or any interest therein. The Grantee acknowledges that the shares have not been registered under the Securities Act.
     (b) The Grantee is aware of the applicable limitations under the Securities Act and under the Plan relating to a subsequent sale, transfer, pledge, or other assignment or encumbrance of the shares. The Grantee further acknowledges that the shares must be held indefinitely unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.
     (c) The Grantee will not sell, transfer, pledge, donate, assign, mortgage, hypothecate, or otherwise encumber the shares underlying this grant unless the shares are registered under the Securities Act or the Company is given an opinion of counsel reasonably acceptable to the Company that such registration is not required under the Securities Act.
     (d) The Grantee realizes that there is no public market for the shares underlying this grant, that no market may ever develop for them, and that they have not been approved or disapproved by the Securities and Exchange Commission or any governmental agency.
9. Tax Matters. The Restricted Stock is subject to appropriate income tax withholding and other deductions required by applicable laws or regulations, and Grantee and his successors will be responsible for all income and other taxes payable as a result of grant or vesting of the Restricted Stock or otherwise in connection with this Agreement. The Company is not required to provide Grantee with any gross-up or other tax assistance in connection with the grant of Restricted Stock. Grantee agrees that Grantee shall make an election pursuant to Section 83(b) of the Internal Revenue Code (the “Code”) within thirty (30) days after the date Grantee acquired the Restricted Stock hereunder, and under comparable provisions of any state tax law, to include in Grantee’s gross income the excess of the fair market value (as of the date of acquisition) of the Restricted Stock over the purchase price paid by the Grantee for the Restricted Stock. Absent such an election, taxable income will be measured and recognized by Grantee at the time or times on which the Restricted Stock vests. Concurrently with the execution of this Agreement, Grantee shall (a) deliver to the Company a copy of the fully-executed Section 83(b) Election to Have Restricted Property Taxed at the Time of Transfer attached hereto as Exhibit A, and (b) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee’s account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise. Grantee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Restricted Stock and the filing of the election under Section 83(b) of the Code. Grantee acknowledges that it is Grantee’s sole responsibility, and not the Company’s, to file a timely election under Section 83(b), even if Grantee requests the Company or its representative to make this filing on Grantee’s behalf.
10. No Employment or Other Rights. The grant shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.
11. Assignment and Transfers. Except as the Board may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered, or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Restricted Stock or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution, or similar process upon the rights or interests hereby conferred, the Company may revoke the Restricted Stock by notice to the Grantee, and the Restricted Stock and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates.
12. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws provisions thereof.
13. Notice. Any notice to the Company provided for in this Agreement shall be addressed to Director of Human Resources in Rancho Cordova, California, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

VOLCANO CORPORATION

By:

Name:

Title:

I hereby accept the Restricted Stock grant described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Board shall be final, binding, and conclusive.

Grantee:

Date: